 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 15, 2012

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	Page 1

Item 8.01 Other Matters	Page 1

Signatures	Page 3

Item 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2012 Annual Meeting of the Stockholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) was held at 11:00 A.M. on Tuesday, May 15, 2012 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. At the Annual Meeting, there were present in person or by proxy, 3,442,082.16 shares of the Company’s common stock, representing approximately 88.66% of the total outstanding eligible votes.  At the Annual Meeting, the stockholders of the Company: (i) elected thirteen (13) persons to serve as directors for a term of one year; (ii) voted to approve a non-binding advisory resolution on the compensation of the Named Executive Officers of the Company (“Say on Pay”); and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The voting results for each proposal are as follows:

1.

To elect thirteen (13) persons to serve as directors for a term of one year:

DIRECTOR	FOR	WITHHELD	BROKER NON VOTE

Robert C. Carter	2,430,449.27	29,639.89	981,993
Thomas A. Colwell	2,447,660.40	12,428.76	981,993
Peter Dodge	2,444,055.82	16,033.34	981,993
Martha T. Dudman	2,433,352.64	26,736.52	981,993
Lauri E. Fernald	2,086,653.37	373,435.79	981,993
Gregg S. Hannah	2,130,058.65	330,030.51	981,993
Clyde H. Lewis	2,421,236.85	38,852.31	981,993
Joseph M. Murphy	2,440,245.57	19,843.59	981,993
Robert M. Phillips	2,154,582.56	305,506.60	981,993
Constance C. Shea	2,150,655.66	309,433.50	981,993
Kenneth E. Smith	2,154,895.20	305,193.96	981,993
Scott G. Toothaker	2,445,609.50	14,479.66	981,993
David B. Woodside	2,144,554.26	315,534.89	981,993

2.

Non-binding advisory resolution on the compensation of the Named Executive Officers of the Company, (“Say on Pay”):

For	Against	Abstain	Broker Non-Vote
2,315,677.99	62,894.35	77,016.82	981,993

3.

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012:

For	Against	Abstain
3,369,074.77	40,341.82	32,665.57

Item 8.01

OTHER EVENTS.

Filed with report as Exhibit 99.1 is a copy of the powerpoint slides (the “2012 Annual Meeting Slides”) prepared by the Company and presented by the Company’s President at the 2012 Annual Meeting of the stockholders of Bar Harbor Bankshares held at 11:00 A.M. on Tuesday, May 15, 2012 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. The 2012 Annual Meeting Slides is a review of the Company’s previously reported results of operations and financial condition for the fiscal year ending December 31, 2011 and the quarter ending March 31, 2012 as well as the Company’s previously announced Purchase and Assumption Agreement  with Border Trust Company (“Border”) and Border Bankshares, Inc., the holding company of Border, to acquire certain assets and assume certain liabilities of Border (the “Acquisition”).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

Description

99.1

Copy of Company’s 2012 Annual Meeting Slides.

This Current Report on Form 8-K (including the exhibits hereto) contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” “estimates,” “our view,” “we see,” “would” and words and phrases of similar import. The forward looking statements in this press release are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and involve substantial risks and uncertainties. We can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, many of which are outside of the control of management. These risks and uncertainties include the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as others including but not limited to, the following: that a transaction between Bar Harbor Bankshares and Border Trust Company may not be completed on a timely basis, on anticipated terms, or at all. The Company cautions that the foregoing factors are not exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2011

BAR HARBOR BANKSHARES

 /s/ Marsha C. Sawyer

Marsha C. Sawyer

Corporate Clerk

Exhibit Index

Exhibit No.

Description

99.1

Copy of Company’s 2012 Annual Meeting Slides.

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